UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2009

TERRESTAR CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33546	93-0976127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12010 Sunset Hills Road
Reston, VA		20190
(Address of Principal		(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code:  703-483-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes In Registrant’s Certifying Accountant.

On July 13, 2009 the Audit Committee (the “Audit Committee”) of  the Board of Directors of TerreStar Corporation (the “Company”) appointed Ernst & Young to serve as the Company’s independent registered public accounting firm and dismissed our former independent registered public accounting firm, Friedman LLP.  Ernst & Young was engaged by the Company on July 13, 2009 and the change in auditors became effective on July 13, 2009.  Ernst & Young will review our financial statements beginning the fiscal quarter ending June 30, 2009 and will audit our financial statements for the fiscal year ending December 31, 2009.

Friedman LLP’s audit reports on the Company’s consolidated financial statements and supporting schedules for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and through the date of this Current Report on Form 8-K there were no disagreements with Friedman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Friedman LLP’s satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company’s consolidated financial statements and supporting schedules for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K, except that Friedman LLP’s reports on the Company’s internal controls over financial reporting as of December 31, 2007 and December 31, 2008 contained an adverse opinion on the effectiveness of the Company’s internal controls over financial reporting because of a material weakness.

The Company provided Friedman LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Friedman LLP’s letter stating their agreement with such statements.

During our two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company, nor any party on the Company’s behalf, consulted Ernst & Young LLP or any other accounting firm with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matters or reportable events listed in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Friedman LLP to the Securities and Exchange Commission dated July 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRESTAR CORPORATION

By:	/s/ Douglas Brandon
Douglas Brandon
General Counsel & Secretary

Date:  July 13, 2009